UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement

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☐	Soliciting Material under§ 240.14a-12

Aptose Biosciences Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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EXPLANATORY NOTE

Aptose Biosciences Inc. announced that the date for its respective annual meeting of shareholders has been moved from May 27, 2025 to August 22, 2025. A copy of the announcement is included herein.

Aptose Selects Ernst & Young Global Limited as its New Independent Auditor and Calls Reconvened Meeting of its Shareholders

Aptose to hold a reconvened shareholder meeting on August 22, 2025 at 10:00 a.m. (Eastern Time) to vote on appointment of new auditor

SAN DIEGO and TORONTO, Aug. 01, 2025 (GLOBE NEWSWIRE) -- Aptose Biosciences Inc. (“Aptose” or the “Company”) (TSX: APS; OTC: APTOF; OTCQB: APTOF), a clinical-stage precision oncology company developing a tuspetinib (TUS) based triple drug frontline therapy to treat patients with newly diagnosed acute myeloid leukemia (AML), announced today that the Company’s Board of Directors (the “Board”) has unanimously approved the selection of Ernst & Young LLP (“EY”) as the Company’s independent registered public accounting firm to serve as the Company’s independent auditor. The Company had previously adjourned their Annual and Special Meeting of shareholders held on May 27, 2025 (the “Original Meeting”), for the purposes of completing its search for a successor independent auditor.

EY is a top-ranked global accounting firm that offers a complete spectrum of tax, assurance, and advisory services; they have been selected due to their expertise, capabilities, fit, and understanding of the Company's industry and business.

The Company will reconvene its Annual General and Special Meeting of shareholders (the “Reconvened Meeting”) on August 22, 2025 at 10:00 a.m. (Eastern Time) to vote on the appointment of EY and the authorization of the Board to fix EY’s remuneration.

All interested parties are invited to attend the Reconvened Meeting by using the live webcast link here: https://meetings.lumiconnect.com/400-935-182-032. Only registered shareholders and duly appointed proxyholders as of the record date on April 22, 2025, will be entitled to vote and ask questions at the Reconvened Meeting.

Unless properly revoked, proxies previously completed, signed, dated and returned in respect of the Original Meeting will be effective at the Reconvened Meeting and shareholders do not need to vote again. New forms of proxies are not being distributed by the Company. Registered shareholders of record at the close of business on April 22, 2025, who have not previously deposited a form of proxy may deposit a properly executed form of proxy no later than 48 hours, excluding weekends and holidays, before the Reconvened Meeting, or any adjournments or postponements thereof, with Computershare Investor Services Inc. (i) via the internet at: www.investorvote.com; (ii) by phone at: 1-866-732-VOTE (8683); or (iii) by mail to Computershare Investor Services Inc., 320 Bay Street, 14th Floor, Toronto, Ontario, M5H 4A6. Copies of the proxy statement and form of proxy have been filed on SEDAR+ and are available electronically at www.sedarplus.ca. Beneficial shareholders who wish to vote must follow the procedures and instructions received from their brokers or other intermediaries, and contact their brokers or other intermediaries if they need assistance.

About Aptose

Aptose Biosciences is a clinical-stage biotechnology company committed to developing precision medicines addressing unmet medical needs in oncology, with an initial focus on hematology. The Company’s lead clinical-stage, oral kinase inhibitor tuspetinib (TUS) has demonstrated activity as a monotherapy and in combination therapy in patients with relapsed or refractory acute myeloid leukemia (AML) and is being developed as a frontline triplet therapy in newly diagnosed AML. For more information, please visit www.aptose.com.

Forward Looking Statements

This press release may contain forward-looking statements within the meaning of Canadian and U.S. securities laws, including statements relating but not limited to, the appointment of a new independent auditor of the Company, the date and time of the Reconvened Meeting, the development of tuspetinib, and statements relating to the Company’s plans, objectives, expectations and intentions and other statements including words such as “continue”, “expect”, “intend”, “will”, “should”, “would”, “may”, and other similar expressions. Such statements reflect our current views with respect to future events and are subject to risks and uncertainties and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by us are inherently subject to significant business, economic, competitive, political and social uncertainties and contingencies. Many factors could cause our actual results, performance or achievements to be materially different from any future results, performance or achievements described in this press release. Such factors could include, among others: our ability to appoint a new independent auditor, our ability to hold the Reconvened Meeting and other risks detailed from time-to-time in our ongoing quarterly filings, annual information forms, annual reports and annual filings with Canadian securities regulators.

Should one or more of these risks or uncertainties materialize, or should the assumptions set out in the section entitled “Risk Factors” in our filings with Canadian securities regulators underlying those forward-looking statements prove incorrect, actual results may vary materially from those described herein. These forward-looking statements are made as of the date of this press release and we do not intend, and do not assume any obligation, to update these forward-looking statements, except as required by law. We cannot assure you that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Investors are cautioned that forward-looking statements are not guarantees of future performance and accordingly investors are cautioned not to put undue reliance on forward-looking statements due to the inherent uncertainty therein.

For further information, please contact:

Aptose Biosciences Inc.
Susan Pietropaolo
Corporate Communications & Investor Relations
201-923-2049
spietropaolo@aptose.com

APTOSE BIOSCIENCES INC.

NOTICE OF RECONVENED ANNUAL AND SPECIAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that the annual and special meeting of holders of the common shares (the “Shareholders”) of Aptose Biosciences Inc. (the “Company”), held on May 27, 2025 (the “Original Meeting”), which was adjourned for the purposes of permitting the Company to continue its search for a successor independent auditor to KPMG LLP will be reconvened (the “Reconvened Meeting”) on August 22, 2025, at 10:00 a.m. (Eastern Time) via live audio webcast online at https://meetings.lumiconnect.com/400-935-182-032. The board of directors of the Company (the “Board”) has now deemed it advisable to appoint Ernst & Young LLP as the independent auditor of the Company and to put such matter before the Shareholders for approval.

The Original Meeting shall be reconvened for the following purposes, as more particularly described in the Proxy Statement dated April 28, 2025 (the “Proxy Statement”) and delivered to Shareholders prior to the Original Meeting:

1)	to appoint an independent registered public accounting firm to serve as the Company’s independent auditor for the fiscal year ending December 31, 2025 and to authorize the Board to fix their remuneration; and

2)	to transact such further or other business as may properly come before the Reconvened Meeting or any adjournment or adjournments thereof.

This notice of adjournment is being delivered to Shareholders of record at the close of business on April 22, 2025, being the Shareholders who were entitled to receive the notice and vote at the Original Meeting.

Unless properly revoked, proxies previously completed, signed, dated and returned in respect of the Original Meeting will be effective at the Reconvened Meeting and shareholders do not need to vote again. New forms of proxies are not being distributed by the Company. Registered Shareholders of record at the close of business on April 22, 2025, who have not previously deposited a form of proxy may deposit a properly executed form of proxy no later than 48 hours, excluding weekends and holidays, before the Reconvened Meeting, or any adjournments or postponements thereof, with Computershare Investor Services Inc. (i) via the internet at: www.investorvote.com; (ii) by phone at: 1-866-732-VOTE (8683); or (iii) by mail to Computershare Investor Services Inc., 320 Bay Street, 14th Floor, Toronto, Ontario, M5H 4A6. Copies of the Proxy Statement and form of proxy have been filed on SEDAR+ and are available electronically at www.sedarplus.ca. Beneficial Shareholders who wish to vote must follow the procedures and instructions received from their brokers or other intermediaries, and contact their brokers or other intermediaries if they need assistance.

DATED August 1, 2025.

APTOSE BIOSCIENCES INC.

“William G. Rice”

William G. Rice, Ph.D

Chairman, President & Chief Executive Officer